-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported)  August 26, 1997

                   HEADLANDS MORTGAGE SECURITIES INC.
----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Delaware                 333-32485         68-0397342
----------------------------  ----------------    --------------
(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

700 Larkspur Landing Circle
Suite 240
Larkspur, California                                94939
-----------------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (415) 461-6790
                                                   ----- --------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Headlands Mortgage Securities Inc. Mortgage Pass-Through Certificates, Series 1997-4 (the "Certificates"), Bear, Stearns & Co. Inc. (the "Underwriter"), as underwriter of the Certificates, has separately prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Headlands Mortgage Securities Inc. (the "Registrant") has provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio (the "Loans"), it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For  purposes  of  this Form  8-K,  Computational  Materials  shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of the Underwriter are attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials of the Underwriter.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADLANDS MORTGAGE SECURITIES INC.



                              By:  /s/ Kristen Decker
                                  -------------------------
                                Name:  Kristen Decker
                                Title: Vice President


Dated:  August 22, 1997

                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

99.1 Computational Materials for                    6
     Bear, Stearns & Co. Inc. (P)

                                 Exhibit 99.1
                                 ------------

     In accordance with Rule 202 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.